INTERCREDITOR AGREEMENT

This Intercreditor Agreement (this "Agreement") dated as of November 8, 2005 among Cohanzick Credit Opportunities Master Fund Ltd. ("CCOMF"), Gabriel Capital, L.P. ("Gabriel") and John L. Steffens ("Steffens", with Steffens, CCOMF and Gabriel herein sometimes called the "Lenders"), Cohanzick Credit Opportunities Master Fund Ltd. as agent for the Lenders under the Security Agreement, as hereinafter defined (in such capacity, the "Agent"), Ahab Partners, L.P ("Partners") and Ahab International, Ltd., ("International") each having an address of 299 Park Avenue New York, NY 10171 (Partners and International, individually and collectively, "Subordinated Lienholder") and SuperStock, Inc., having an address of 7660 Centurion Parkway, Jacksonville, Florida 32256 ("Company").

BACKGROUND

As an inducement for Agent and Lenders to consent to Subordinated Lienholder making an investment in or loan to the Company, Subordinated Lienholder has agreed to enter into this Agreement to provide for the subordination of the "Liens" in certain of the assets of Company granted to Subordinated Lienholder to the "Liens" in such assets of Company granted to Agent for its benefit and for the ratable benefit of Lenders.

AGREEMENTS

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) General Terms. For purposes of this Agreement, the following terms shall have the following meanings:

"Agent" shall have the meaning set forth in the introductory paragraph to this Agreement.

"Collateral" shall mean all of the property and interests in property, tangible or intangible, real or personal, now owned or hereafter acquired by Company, or in which the Company now or hereafter has an interest, in or upon which Agent for its benefit and for the ratable benefit of Lenders at any time has a Lien, and including, without limitation, all proceeds and products of such property and interests in property.

"Company" shall mean Company and its successors and assigns.

"Creditor Agreements" shall mean, collectively, the Lending Agreements and the Subordinated Lienholder Agreements.

"Creditors" shall mean, collectively, Lenders, Agent and Subordinated Lienholder and their respective successors and assigns.

"Documents" shall mean all documents, instruments and agreements executed by the Company in connection with the Secured Notes including, without limitation, the Security Agreement.

"Insolvency and Liquidation Proceedings" shall mean (a) any voluntary or involuntary case or proceeding under the Code or any similar federal or state law for the relief of debtors with respect to the Company, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to the Company or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company.

"Lenders" shall mean Cohanzick Credit Opportunities Master Fund, Ltd., John L. Steffens, and Gabriel Capital, L.P.

"Lending Agreements" shall mean collectively, the Secured Note and the other Documents, each as from time to time in effect.

"Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

"Loan Agreement" shall mean the Loan Agreement dated as of November 8, 2005 among the Subordinated Lienholder and Company pursuant to which Subordinated Lienholder collectively loaned or will loan $690,000 to the Company.

"Obligations" shall have the meaning given to such term in the Security Agreement.

"Person" shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity or a government or any agency, instrumentality or political subdivision thereof.

"Secured Agent Remedies" shall mean any action which results or is intended to result in the sale, foreclosure, realization upon, or a liquidation of any of the Collateral, or the commencement of any action in furtherance thereof, including, without limitation, the exercise or any of the rights or remedies of a "secured party" under Article 9 of the Uniform Commercial Code, such as, without limitation, the notification of account debtors.

"Secured Notes" shall mean the three (3) Senior Secured Notes dated as of February 22, 2005 made by Company, one in favor of each of the Lenders, as the same may be amended, supplemented, modified or restated from time to time.

"Security Agreement" shall mean the Security Agreement dated as of February 22, 2005 by and among the Company and Agent, as the same may be amended, supplemented, modified or restated from time to time.

"Senior Indebtedness" shall mean all Obligations of any kind owed by Company to Lenders and/or Agent from time to time under or pursuant to any of the Lending Agreements including, without limitation, all principal, interest accruing thereon, charges, expenses, fees and other sums chargeable to Company by Lenders and/or Agent, and reimbursement, indemnity or other obligations (including all interest, charges, expenses, fees and other sums accruing after commencement of any Insolvency and Liquidation Proceeding or other action relating to the bankruptcy, insolvency or reorganization of Company) due and payable to Lenders and/or Agent. Senior Indebtedness shall continue to constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the Code or other applicable law. Senior Indebtedness shall also include any indebtedness of Company incurred in connection with a refinancing of the Senior Indebtedness under the Lending Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to the Subordinated Lienholder than those set forth in the Lending Agreements, as in effect on the date hereof.

"Subordinated Indebtedness" shall mean all debts, liabilities and obligations of any kind owed by the Company to the Subordinated Lienholder from time to time under the Subordinated Lienholder Agreements, including, without limitation, the Fee, as defined in the Loan Agreement.

"Subordinated Lienholder" shall have the meaning set forth in the introductory paragraph of this Agreement.

"Subordinated Lienholder Agreements" shall mean, collectively, the Loan Agreement and all security agreements, promissory notes, agreements, documents and instruments now or at any time hereafter executed and/or delivered by Company or any other person to, with or in favor of the Subordinated Lienholder in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b) Other Terms. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Security Agreement.

(c) Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any

amendments of same and any successor statutes and regulations. Except as expressly set forth herein, all references to any instruments or agreements, including, without limitation, references to any of the Creditor Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

2. Intercreditor Provisions.

(a) Acknowledgment of Lien. Each Creditor hereby agrees and acknowledges that the other Creditor has been granted a Lien upon the Collateral.

(b) Priority. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Creditor Agreements or the Uniform Commercial Code or other applicable law, the Liens upon the Collateral of Agent have and shall have priority over the Liens upon the Collateral of Subordinated Lienholder and such Liens of Subordinated Lienholder are and shall be, in all respects, subject and subordinate to the Liens of Agent therein to the full extent of the Senior Indebtedness outstanding from time to time. Subordinated Lienholder shall not take any action to foreclose or realize upon the Collateral until such time as the Senior Indebtedness shall have been paid in full in cash and the Lending Agreements irrevocably terminated.

(c) No Alteration of Priority. The Lien priorities provided in Section 2(b) hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any Senior Indebtedness or any indebtedness payable under the Subordinated Lienholder Agreements, nor by any action or inaction which either Creditor or Lenders may take or fail to take in respect of the Collateral.

(d) Perfection. Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Creditors and shall not impose on Agent any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other Person. Subordinated Lienholder agrees that it will not contest the validity, perfection, priority or enforceability of the Liens of Agent in the Collateral and that as between Agent and Subordinated Lienholder, the terms of this Agreement shall govern even if part or all of the Senior Indebtedness or the Liens of Agent securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

(e) Management of Collateral. Agent shall have the exclusive right to manage, perform and enforce the terms of the Lending Agreements with respect to the Collateral and to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims, take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral. In connection therewith, Subordinated Lienholder waives any and all rights to affect the method or challenge

the appropriateness of any action by Agent, regardless of whether any action or failure to act by or on behalf of the Agent or Lenders is adverse to the interests of the Subordinated Lienholder and will not (i) contest, protest or object to any foreclosure proceeding or action brought with respect to the Collateral or any other collateral by the Agent or any Lender or (ii) object to the forbearance by the Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral or any other collateral in respect of Senior Indebtedness. In exercising rights and remedies with respect to the Collateral, the Agent and the Lenders may enforce the provisions of the Lending Agreements and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured party under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy laws of any applicable jurisdiction.

(f) Sale of Collateral. Notwithstanding anything to the contrary contained in any of the Creditor Agreements, only Agent shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral. Subordinated Lienholder will, immediately upon the request of Agent, release or otherwise terminate its Liens upon the Collateral, to the extent such Collateral is sold or otherwise disposed of either by Agent, its agents or Company with the consent of Agent, and Subordinated Lienholder will immediately deliver such release documents as Agent may require in connection therewith.

(g) Secured Agent Remedies. In no event shall Subordinated Lienholder exercise any Secured Agent Remedies until such time as the Senior Indebtedness shall have been paid in full in cash and the Lending Agreements irrevocably terminated; nor shall Subordinated Lienholder join in, solicit any other person to, or act to cause the commencement of, any case involving Company under any state or federal bankruptcy or insolvency laws or seek the appointment of a receiver for the affairs or property of the Company until such time as the Senior Indebtedness shall have been paid in full in cash and the Lending Agreements shall have been irrevocably terminated. In the event Subordinated Lienholder shall receive any payment or distribution of any kind representing proceeds of any Collateral before the Senior Indebtedness shall have been paid in full in cash and the Lending Agreements irrevocably terminated, such sums shall be held in trust by Subordinated Lienholder for the benefit and on account of Agent and such amounts shall be paid to Agent for application to the then unpaid Senior Indebtedness under the Lending Agreements.

(h) Section 9-611 Notice and Waiver of Marshaling. Subordinated Lienholder and Agent acknowledge that this Agreement shall constitute notice of their respective interests in the Collateral as provided by Section 9-611 of the New York Uniform Commercial Code and each hereby waive any right to compel any marshaling of any of the Collateral.

(i) No New Liens. So long as the Senior Indebtedness has not been paid in full in cash, the parties hereto agree that, after the date hereof, if Subordinated Lienholder shall hold any Lien on any assets of the Company that are not also subject to the first-priority Lien in respect of the Agent and the Lenders under the Lending Agreements, the Subordinated Lienholder shall notify the Agent promptly upon becoming aware thereof and, upon demand by

the Agent or the Company, (i) the Subordinated Lienholder will assign or release such Lien and the benefits thereof to the Agent (or its designee) as security for the applicable Senior Indebtedness (in the case of an assignment, the Subordinated Lienholder may retain a junior lien on such assets subject to the terms hereof), and (ii) the Company will grant to the Agent, for the benefit of the Lenders, a first-priority Lien on such collateral pursuant to the Lending Agreements.

(j) Legend. The Subordinated Lienholder agrees that each applicable Subordinated Lienholder Agreement shall include the following language (or language of similar effect approved by the Agent):

> "Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Subordinated Lienholder pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to Cohanzick Credit Opportunities Master Fund Ltd., as Agent (the "Senior Lienholder"), and the Lenders (as defined in the Intercreditor Agreement"), and (ii) the exercise of any right or remedy by the Subordinated Lienholder hereunder is subject to the limitations and provisions of the Intercreditor Agreement dated as of November 8, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), by and among the Senior Lienholder, the Subordinated Lienholder, the Company and such Lenders. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern."

(k) Payment Subordination. All Subordinated Indebtedness is subordinated in right of payment to all Senior Indebtedness. Subordinated Lienholder will not demand or receive from the Company (and the Company will not pay to Subordinated Lienholder) all or any part of the Subordinated Indebtedness, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Subordinated Lienholder commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against the Company, for so long as any portion of the Senior Indebtedness remains outstanding. Notwithstanding the foregoing, nothing in this Agreement shall prohibit the Company from paying to Subordinated Lienholder regularly scheduled interest in respect of the Subordinated Indebtedness as and when called for under the Loan Agreement, as long as no event of default (or event which, with the giving of notice or the passage of time, or both, would constitute an event of default) has occurred under the Documents. Until the Senior Indebtedness is paid in full, the Subordinated Lienholder shall promptly deliver to the Lenders in the form received (except for endorsement or assignment by Subordinated Lienholder where required by Senior Lienholder) for application to the Senior Indebtedness any payment received by Subordinated Lienholder with respect to the Subordinated Indebtedness other than in accordance with this Agreement. In the context of a bankruptcy, reorganization or other type of insolvency proceeding wherein Subordinated Lienholder receives a distribution other than in cash or cash equivalents on account of the Subordinated Indebtedness, Subordinated Lienholder shall promptly deliver to the Lenders for application to the Senior Indebtedness any cash proceeds it realizes from time to time on such distribution.

3. Miscellaneous.

(a) Survival of Rights. The right of Agent and the Lenders to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of Company, Lenders or Agent, including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by Company with such provisions, regardless of the actual or imputed knowledge of Lenders or Agent.

(b) Amendments to Lending Agreements. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Lenders and Agent from increasing or changing the terms of the loans under the Lending Agreements, or to otherwise waive, amend or modify the terms and conditions of the Lending Agreements, in such manner as Lenders, Agent and Company shall mutually determine. Subordinated Lienholder hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by Lenders and Agent to Company from time to time, and agrees that none of such actions shall in any manner affect or impair the relative Lien priorities and subordination established by this Agreement in respect of the indebtedness payable under the Subordinated Lienholder Agreements.

(c) Bankruptcy Financing Issues. This Agreement shall continue in full force and effect after the filing of any petition ("Petition") by or against Company under the United States Bankruptcy Code (the "Code") and all converted or succeeding cases in respect thereof. All references herein to Company shall be deemed to apply to Company as debtor-in-possession and to a trustee for Company. If Company shall become subject to a proceeding under the Code, and if Agent and/or Lenders shall desire to permit the use of cash collateral or to provide post-petition financing from Agent and/or Lenders to Company under the Code, Subordinated Lienholder agrees as follows: (1) adequate notice to Subordinated Lienholder shall be deemed to have been provided for such post-petition financing if Subordinated Lienholder receives notice thereof at least three (3) Business Days (or such shorter notice as is given to Agent) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving the same; and (2) no objection will be raised by Subordinated Lienholder to any such use of cash collateral or such post-petition financing from Agent and/or Lenders.

(d) Relief from the Automatic Stay. Until the Senior Indebtedness has been paid in full in cash, the Subordinated Lienholder agrees that it shall not seek relief from the automatic stay or any other stay in any Insolvency and Liquidation Proceeding in respect of the Collateral or any other collateral, without the prior written consent of the Agent and the Lenders.

(e) Adequate Protection. The Subordinated Lienholder agrees that it shall not contest (or support any other Person contesting) (a) any request by the Agent for adequate protection or (b) any objection by the Agent or the Lenders to any motion, relief, action or proceeding based on the Agent's claiming a lack of adequate protection.

(f) Waivers. Until the Senior Indebtedness has been paid in full in cash, the Subordinated Lienholder (i) will not assert or enforce any claim under Section 506(c) of the Code senior to or on a parity with the Liens securing the Senior Indebtedness for costs or expenses of preserving or disposing of any Collateral or other collateral, and (ii) waives any claim it may now or hereafter have arising out of any election by the Agent or any Lender of the application of Section 1111(b)(2) of the Code.

(g) Insurance Proceeds. Proceeds of the Collateral include insurance proceeds, and therefore, notwithstanding the terms set forth in the Lending Agreements or Subordinated Lienholder Agreements, the priorities set forth in Section 2.2 govern the ultimate disposition of casualty insurance proceeds. Agent, as the holder of a senior security interest on the Collateral insured shall have the sole and exclusive right, as against Subordinated Lienholder, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. All proceeds of such insurance shall inure to Agent, to the extent of Lenders' and Agent's claim, and Subordinated Lienholder shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds to Lenders and Agent. In the event Agent, in its sole discretion or pursuant to agreement with Company, permits Company to utilize the proceeds of insurance to replace Collateral, the consent of Agent thereto shall be deemed to include the consent of Subordinated Lienholder.

(h) Receipt of Agreements. Subordinated Lienholder hereby acknowledges that it has delivered to Agent a correct and complete copy of the Subordinated Lienholder Agreements as in effect on the date hereof. Subordinated Lienholder, solely for the purposes of this Agreement, hereby acknowledges receipt of a correct and complete copy of each of the Lending Agreements as in effect on the date hereof.

(i) No Amendment of Subordinated Lienholder Agreements. So long as any of the Lending Agreements remain in effect, neither Company nor Subordinated Lienholder shall enter into any amendment to or modification of any Subordinated Lienholder Agreements which relates to or affects the principal amount, interest rate, payment terms, or any other material covenant or agreement of Company thereunder or in respect thereof, without the prior written consent of Agent.

(j) Notice of Default and Certain Events. The Lenders and the Subordinated Lienholder shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:

(i) the obtaining of actual knowledge of the occurrence of any default under the Subordinated Lienholder Agreement;

(ii) the acceleration of any Senior Indebtedness or of any of the indebtedness payable under the Subordinated Lienholder Agreements;

(iii) the granting by Lenders and/or Agent of any waiver of any "default" or "event of default" under any of the Lending Agreements or the granting by Subordinated Lienholder of any waiver of any "default" or "event of default" under the Subordinated Lienholder Agreements;

(iv) the payment in full by Company (whether as a result of refinancing or otherwise) of all Senior Indebtedness; or

(v) the sale or liquidation of, or realization upon, the Collateral.

The failure of any party to give such notice shall not affect the relative Lien priorities as provided in this Agreement.

(k) Notices. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

If to CCOMF or to Agent:
Cohanzick Credit Opportunities Master Fund Ltd.
427 Bedford Road, Suite 260
Pleasantville, New York 10590
Attention: David Sherman
Telephone: (212) 838-9300
Facsimile: (914) 992-9817

If to John Steffens:
John L. Steffens
450 Park Avenue
New York, New York 10022
Telephone: ____________________
Facsimile: ____________________

If to Gabriel Capital, L.P.:
Gabriel Capital, L.P.
450 Park Avenue, Suite 3201
New York, New York 10022
Attention: Michael Autera
Telephone: (212) 838-7200
Facsimile: (212) 838-9603

If to Subordinated Lienholder:
Ahab Partners, L.P.
and Ahab International, Ltd.
299 Park Avenue
New York, NY 10171
Attention: Jonathan Gallen

Telephone: (212) 891-2132
Facsimile: (212) 284-7919

with a copy to:	Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036 Attention: Thomas Janover, Esq. Telephone: (212) 715-9434 Facsimile: (212) 715-8330
If to Company:	a21, Inc. 7660 Centurion Parkway Jacksonville, FL 32256 Attention: Thomas V. Butta, President Telephone: (904) 565-0066 Facsimile: ____________________
with a copy to:	Loeb & Loeb LLP 345 Park Avenue New York, New York 10154 Attention: Lloyd L. Rothenberg, Esq. Telephone: (212) 407-4000 Facsimile: (212) 407-4990

(l) Binding Effect; Other. This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been satisfied or paid in full in cash and the Lending Agreements shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Company with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for Company or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which Lenders, Agent or Company may take or refrain from taking with respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Agreement or the obligations of Subordinated Lienholder. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

(m) Representations and Warranties. (i) Subordinated Lienholder represents and warrants to Agent that Subordinated Lienholder is the holder of the Liens which secure or will secure the indebtedness payable under the Subordinated Lienholder Agreements. Subordinated Lienholder agrees that it shall not assign or transfer any of the Liens without (i)

prior notice being given to Agent and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement. Subordinated Lienholder agrees upon Agent's request to execute and file an amendment to any financing statement or mortgage, trust deed or other encumbrance now on file which covers Collateral to the effect that the same is subject to the terms of this Agreement, and agrees to so mark any extension of such financing statements, or any financing statement or mortgage, trust deed or other encumbrance filed by Subordinated Lienholder on Collateral in the future. Subordinated Lienholder further warrants to Agent that it has full right, power and authority to enter into this Agreement and, to the extent Subordinated Lienholder is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

(ii) Agent represents and warrants to Subordinated Lienholder that Lenders and Agent are the holders of the Liens which secure or will secure the Senior Indebtedness. Agent agrees that it shall not assign or transfer any of the Liens without (i) prior notice being given to Subordinated Lienholder and (ii) such assignment or transfer being made expressly subject to the terms and provisions of this Agreement. Agent further warrants to Subordinated Lienholder that it has full right, power and authority to enter into this Agreement and, to the extent Agent is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

4. Refinancing. In the event that the Senior Indebtedness are refinanced in full, Subordinated Lienholder agrees at the request of such refinancing party to enter into an intercreditor agreement on terms substantially similar to this Agreement.

5. Proceedings. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST SUBORDINATED LIENHOLDER OR COMPANY WITH RESPECT TO THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY THERETO ACCEPTS FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT OR LENDERS TO BRING PROCEEDINGS AGAINST SUBORDINATED LIENHOLDER OR COMPANY IN ANY COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY SUBORDINATED LIENHOLDER OR COMPANY AGAINST AGENT OR LENDERS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK; PROVIDED THAT NOTWITHSTANDING THE FOREGOING, IF IN ANY JUDICIAL PROCEEDING BY OR AGAINST SUBORDINATED LIENHOLDER OR COMPANY THAT IS BROUGHT IN ANY OTHER COURT SUCH COURT DETERMINES THAT AGENT IS AN INDISPENSABLE PARTY, SUBORDINATED LIENHOLDER OR COMPANY SHALL BE

ENTITLED TO JOIN OR INCLUDE EACH PARTY HERETO IN SUCH PROCEEDINGS IN SUCH OTHER COURT. SUBORDINATED LIENHOLDER AND COMPANY WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

6. Waiver Of Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR, LENDERS OR COMPANY OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

7. Company Acknowledgement. Company agrees that (i) nothing contained in this Agreement shall be deemed to amend, modify, supercede or otherwise alter the terms of the respective agreements between Company and each Creditor and (ii) this Agreement is solely for the benefit of the Creditors and shall not give Company, its successors or assigns or any other person any rights vis-à-vis any Creditor.

8. Counterparts; Facsimile. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

9. Agent Authorization. Each of the Lenders hereby authorizes, instructs and directs the Agent to execute and deliver this Agreement.

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the 8th day of November, 2005.

COHANZICK CREDIT OPPORTUNITIES
MASTER FUND LTD.,
as Agent

By: D. K. Sherman
Name: David K. Sherman
Title: Authorized Agent

GABRIEL CAPITAL, L.P.

By: D. K. Sherman
Name: David K. Sherman
Title: Authorized Agent

____
John L. Steffens

AHAB INTERNATIONAL, LTD.,
as Subordinated Lienholder

By: ______________________________
Name: ______________________________
Title: ______________________________

AHAB PARTNERS, L.P,
as Subordinated Lienholder

By: ______________________________
Name: ______________________________
Title: ______________________________

SUPERSTOCK, INC.,
as Company

By: ______________________________
Name: ______________________________
Title: ______________________________

The undersigned, Guarantor of the Senior Indebtedness, hereby consents to the foregoing and waives all defenses in connection therewith.

a2I, Inc.

By: D. K. Sherman
Name: David K. Sherman
Title: Authorized Agent

GABRIEL CAPITAL, L.P.

By: D. K. Sherman
Name: David K. Sherman
Title: Authorized Agent

____
John L. Steffens

AHAB INTERNATIONAL, LTD.,
as Subordinated Lienholder

By:______________________
Name: ______________________
Title: ______________________

AHAB PARTNERS, L.P,
as Subordinated Lienholder

By:______________________
Name: ______________________
Title: ______________________

SUPERSTOCK, INC.,
as Company

By:______________________
Name: ______________________
Title: ______________________

The undersigned, Guarantor of the Senior Indebtedness, hereby consents to the foregoing and waives all defenses in connection therewith.

a2I, Inc.

GABRIEL CAPITAL PARTNERS, L.P.

By:____________________________
Name: __________________________
Title: ___________________________

____
John L. Steffans

AHAB INTERNATIONAL, LTD.,
as Subordinated Lienholder

By: Jonathan Gallen
Name: President, Ahab Capital Management, Inc.
Title: Investment Advisor, Ahab International, Ltd.

AHAB PARTNERS, L.P,
as Subordinated Lienholder

By:
Name: Jonathan Gallen
Title: Managing Member, Pequod LLC
General Partner, Ahab Partners, L.P

SUPERSTOCK, INC.,
as Company

By:____________________________
Name: __________________________
Title: ___________________________

The undersigned, Guarantor of the Senior Indebtedness, hereby consents to the foregoing and waives all defenses in connection therewith.

a2I, Inc.

By: __________________________
Name: Thomas Butta
Title: President

GABRIEL CAPITAL PARTNERS, L.P.

By:________________________
Name: ______________________
Title: _______________________

____
John L. Steffans

AHAB INTERNATIONAL, LTD.,
as Subordinated Lienholder

By:________________________
Name: ______________________
Title: _______________________

AHAB PARTNERS, L.P,
as Subordinated Lienholder

By:________________________
Name: ______________________
Title: _______________________

SUPERSTOCK, INC.,
as Company

By: Thomas V. Butta
Name: THOMAS V. BUTTA
Title: CEO

The undersigned, Guarantor of the Senior Indebtedness, hereby consents to the foregoing and waives all defenses in connection therewith.

a2I, Inc.

By: Thomas V. Butta
Name: Thomas Butta
Title: President

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the 16 day of November, 2005, before me personally came David Sherman to me known, who, being by me duly sworn did depose and say that s/he is the Authorized Agent of Cohanzick Credit Opportunities Master Fund, the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

SUSAN K. FEINBERG
NOTARY PUBLIC - STATE OF NEW YORK
LIC. NO. [illegible]
QUALIFIED IN WESTCHESTER COUNTY
MY COMMISSION EXPIRES 10/31/2009

Susan Feinberg
Notary Public

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the 16th day of November, 2005, before me personally came David Sherman to me known, who, being by me duly sworn did depose and say that s/he is the Authorized Agent of Gabriel Capital L.P., the corporation described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.

SUSAN K. FEINBERG
NOTARY PUBLIC - STATE OF NEW YORK
LIC. NO. [illegible]
QUALIFIED IN WESTCHESTER COUNTY
MY COMMISSION EXPIRES 10/31/2009

Susan Feinberg
Notary Public

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the _____ day of _____________ 200_, before me personally came _________________ to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that s/he executed the same.

____
Notary Public

NY441126.4
66666666666
11/15/2005 whd

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the 16 day of November, 2005 before me personally came David Sherman to me known, who, being by me duly sworn did depose and say that s/he is the Authorized Agent of Cohanzick Credit Opportunities Master Fund, the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

SUSAN K. FEINBERG
NOTARY PUBLIC - STATE OF NEW YORK
[illegible]
QUALIFIED IN [illegible] COUNTY
MY COMMISSION EXPIRES [illegible]

Susan Feinberg
Notary Public

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the 16th day of November, 2005 before me personally came David Sherman to me known, who, being by me duly sworn did depose and say that s/he is the Authorized Agent of Gabriel Capital L.P., the corporation described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.

SUSAN K. FEINBERG
NOTARY PUBLIC - STATE OF NEW YORK
[illegible]
QUALIFIED IN [illegible] COUNTY
MY COMMISSION EXPIRES [illegible]

Susan Feinberg
Notary Public

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the 16th day of November 2005, before me personally came John L. Steffens to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that s/he executed the same.

LINDSAY M. FLYNN
NOTARY PUBLIC, STATE OF NEW YORK
No. 01FL6118268
QUALIFIED IN NASSAU COUNTY
MY COMMISSION EXPIRES JULY 26, 2008

Lindsay M. Flynn
Notary Public

NY441126.4
66666666666
11/15/2005 wbd

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the _______ day of ____________, 200_, before me personally came ______________ to me known, who, being by me duly sworn did depose and say that s/he is the ______________ of ____________________________, the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

____
Notary Public

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the 15th day of November, 2005, before me personally came Jonathan Gallen to me known, who, being by me duly sworn did depose and say that s/he is the President / Investment Adviser of Ahab Capital Management, Inc. / Ahab International, Ltd., the corporation described in and which executed the above instrument; and that s/he was authorized to sign her/his name thereto.

Emi Takada
Notary Public

EMI TAKADA
NOTARY PUBLIC, State of New York
No. 01 TA6061637
Qualified in New York County
My Commission Expires 07-16-2007

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the 15 day of November 2005, before me personally came Jonathan Gallen to me known to be the individual described in and who executed the foregoing instrument, and acknowledged to me that s/he executed the same.

Emi Takada
Notary Public

EMI TAKADA
NOTARY PUBLIC, State of New York
No. 01 TA6061637
Qualified in New York County
My Commission Expires 07-16-2007

NY441126.4
66666666666
11/14/2005 whd

STATE OF FLORIDA)
: ss.:
COUNTY OF JACKSONVILLE)

On the 15 day of November, 2005 before me personally came Thomas Butta, to me known, who, being by me duly sworn did depose and say that s/he is the CEO of Superstock, Inc, the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

Notary Public

BARBARA WHITWORTH

STATE OF FLORIDA)
: ss.:
COUNTY OF JACKSONVILLE)

On the 15 day of November, 2005, before me personally came Thomas Butta to me known, who, being by me duly sworn did depose and say that s/he is the President of a21, Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.

Notary Public

BARBARA WHITWORTH